SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 8, 2003


                               NL INDUSTRIES, INC.

              (Exact name of registrant as specified in charter)



New Jersey                        1-640                13-5267260
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(State or other           (Commission File No.)     (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas                      77060
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code       (281) 423-3300
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                               Not Applicable
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        (Former name or former address, if changed since last report)

Item 7.

c)    Exhibits

99.1 Press release dated July 8, 2003 issued by NL Industries, Inc.


Item 9.     Regulation FD Disclosure.
-------

      The registrant hereby furnishes the information set forth in the press release issued on July 8, 2003, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

      The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.


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


                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NL INDUSTRIES, INC.
                                          (Registrant)



                                          /s/Robert D. Hardy
                                          ------------------------------------
                                          Robert D. Hardy
                                          Vice President, Chief Financial
                                          Officer & Controller


Dated: July 14, 2003